UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2005

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Biolase Technology, Inc. (the “Company”) received notice on August 4, 2005 that The Nasdaq Stock Market, Inc. (“Nasdaq”) has granted the Company’s request for an extension of time to September 30, 2005 in which to file its Forms 10-Q for the fiscal quarters ended March 31, 2005 and June 30, 2005 and to otherwise meet all necessary listing standards of The NASDAQ National Market.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company on August 9, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press Release dated August 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 9, 2005	BIOLASE TECHNOLOGY, INC.

	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 9, 2005.